SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

DATED AS OF JUNE 17, 2022

Effective on June 13, 2022, Christopher Malfant joined Mutual of America Capital Management (the “Adviser”) as Executive Vice President, Director of Fixed Income of the Adviser and a Portfolio Manager of the Mid-Term Bond Portfolio and Bond Portfolio.

The following disclosure is added to page 31 under the sub-heading Portfolio Manager Compensation – Adviser.

Name	Title	Portfolios Managed/Overseen	Incentive Compensation Benchmark
Christopher Malfant	Executive Vice President, Fixed Income	Bond Portfolio Mid-Term Bond Portfolio	Bloomberg U.S. Aggregate Bond Bloomberg Intermediate U.S. Government/Credit Bond

The following disclosure is added to page 34 under the sub-heading Other Information – Adviser.

Christopher Malfant — Executive Vice President and Portfolio Manager

• Length of Service:	First year at Adviser, 15 years investment experience

• Role:	Sets fixed income strategy and manages the Variable Insurance Portfolios Bond Portfolio and Mid-Term Bond Portfolio and manages the Investment Corporation Bond Fund, Mid-Term Bond Fund and the fixed income portion of the Composite Fund

• Education:	Undergraduate, Duke University; MBA, University of Chicago Booth School of Business